Exhibit 99.2

 NOVEMBER 3, 2022  Q3 2022 EARNINGS CONFERENCE CALL  Conference Call Dial-in numbers:  (800) 245-3047 (domestic)  (203) 518-9765 (international)  Conference code: CWQ322

 SAFE HARBOR STATEMENT  Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Curtiss-Wright Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations, including the impact of a global pandemic or national epidemic.   This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release and this presentation that are posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.  2

CURTISS-WRIGHT DELIVERED SOLID THIRD QUARTER RESULTS WITH STRONG ORDER GROWTH

Third Quarter 2022 Highlights

- **Sales up 3% overall to $631M**
  - Strong demand in Nuclear aftermarket, Process and General Industrial end markets drive 9% growth in Commercial markets
  - Benefits of combined portfolio more than offset supply chain challenges in Defense (overall A&D flat due to timing)
- **Strong Operating Margin expansion up 70 bps to 18.2%**
  - Driven by strong profitability in A&I segment and benefits of company-wide operational excellence initiatives
- **Adj. Diluted EPS of $2.07, up 10%, exceeded expectations**
- **Q3 Orders of $818M, up 32%; Backlog up 19% YTD**
  - Record orders in Defense Electronics; Strong demand in Commercial Aerospace, Nuclear and Process markets
  - Q3 Book-to-Bill of 1.3x

Updated Full-Year 2022 Guidance

- **Expect 2% - 4% Sales growth**
  - Ongoing global supply chain challenges impacting timing of Defense Electronics revenues; Continue to expect strong growth in Commercial markets
- **Maintained overall 17.1% - 17.3% operating margin**
  - Stabilized by company-wide operational excellence initiatives
- **10% - 12% EPS growth driven by improved profitability**
- **Revised Free Cash Flow outlook**
  - Timing of Defense revenues and delayed receipt of CAP1000 final payment

Recent Events

- **CW and X-energy sign Preferred Strategic Supplier Agreement**
- **Poland selects Westinghouse AP1000 for first nuclear power plant**
  - Provides CW opportunity to receive new RCP orders within the next 3-5 years

CURTISS-WRIGHT

Note: FY 2022 guidance is presented on an Adjusted (Non-GAAP) basis and includes partial year sales contribution from the engineered arresting systems acquisition.

Q3 2022 Earnings Presentation 3

THIRD QUARTER 2022 FINANCIAL REVIEW

($ in millions)	Q3'22 Adjusted	Q3'21 Adjusted	Chg vs. Q3'21	Key Drivers
Aerospace & Industrial	$213	$196	*9%*	▪ Strong demand in Commercial Aerospace (narrow/widebody OEM) ▪ Double-digit growth in General Industrial (industrial vehicles and surface treatment services)
Defense Electronics	$161	$183	*(12%)*	▪ Timing of revenue in Aerospace Defense (embedded computing and flight test equipment on various programs) and Ground Defense (tactical communications equipment)
Naval & Power	$256	$235	*9%*	▪ Contribution from arresting systems acquisition ▪ Strong growth in Nuclear aftermarket and Process (valves)
Total Sales	**$631**	**$614**	***3%***	
Aerospace & Industrial *Margin*	$39 *18.3%*	$31 *15.7%*	*27%* *260 bps*	▪ Favorable absorption on strong sales growth ▪ Benefit of operational excellence and pricing initiatives
Defense Electronics *Margin*	$37 *22.7%*	$42 *23.2%*	*(14%)* *(50 bps)*	▪ Unfavorable absorption and mix on lower A&D revenues
Naval & Power *Margin*	$48 *18.9%*	$44 *18.6%*	*11%* *30 bps*	▪ Favorable absorption on higher revenues offset by unfavorable mix (wind down on CAP1000 program) ▪ Benefit of operational excellence initiatives
Corporate and Other	($10)	($9)	(2%)	
Total Op. Income ***CW Margin***	**$114** ***18.2%***	**$108** ***17.5%***	***6%*** ***70 bps***	**Company-wide operational excellence initiatives driving solid operating margin expansion**

CURTISS-WRIGHT

Notes: Amounts may not add due to rounding.

Q3 2022 Earnings Presentation 4

2022 END MARKET SALES GROWTH GUIDANCE (As of November 2, 2022)

Updated (in blue)

	2022E Growth vs 2021 (Prior)	2022E Growth vs 2021 (Current)	2022E % Sales	
Aerospace Defense	9% - 11%	3% - 5%	19%	▪ Contribution from arresting systems acquisition; Timing of defense electronics revenues
Ground Defense	(1% - 3%)	(7% - 9%)	8%	▪ Timing of tactical communications equipment revenues
Naval Defense	1% - 3%	Flat	28%	▪ Solid revenue growth on CVN-81 aircraft carrier and Columbia-class submarine offset by lower CVN-80 A/C and Virginia-class submarine revenues
Commercial Aero	9% - 11%	9% - 11%	11%	▪ Strong recovery in OEM (mainly narrowbody) and Aftermarket
Total Aerospace & Defense	**4% - 6%**	**1% - 3%**	**66%**	**Defense markets impacted by supply chain and delayed signing of FY22 budget**
Power & Process	4% - 6%	5% - 7%	18%	▪ Strong U.S. nuclear aftermarket and Gen IV SMR revenues, partially offset by lower CAP1000 program revenues (wind down) ▪ Strong growth in valves sales to process market
General Industrial	6% - 8%	6% - 8%	16%	▪ Continued strength in industrial vehicles
Total Commercial	**5% - 7%**	**6% - 8%**	**34%**	**Continued strong demand in Comm'l markets, up ~10% ex. CAP1000**
Total Curtiss-Wright	**4% - 6%**	**2% - 4%**	**100%**	**Organic sales of 2% - 4%**

Note: FY 2022 guidance includes partial year sales contribution from engineered arresting systems acquisition.

CURTISS-WRIGHT
Q3 2022 Earnings Presentation 5

2022 FINANCIAL GUIDANCE (As of November 2, 2022)

Updated (in blue)

($ in millions)	2022E Adjusted (Prior)	2022E Adjusted (Current)	% Change vs 2021	
Aerospace & Industrial	$820 - 840	$820 - 840	6% - 8%	▪ Strong growth in Commercial Aerospace and General Industrial markets
Defense Electronics	$720 - 735	$675 - 690	(7%) - (5%)	▪ A&D sales growth impacted by timing; Expecting supply chain improvement in 2023 ▪ Lower Aerospace Defense (embedded computing) and Ground Defense (tactical communications)
Naval & Power	$1,030 - 1,045	$1,030 - 1,045	7% - 8%	▪ Naval Defense growth LSD driven by CVN-81 aircraft carrier and Columbia-class submarine ▪ Strong growth in Nuclear Aftermarket and Process, part. offset by wind down on CAP1000 program ▪ Reflects ½ year contribution from acquisition ($40M)
Total Sales	**$2,570 - 2,620**	**$2,525 - 2,575**	**2% - 4%**	
Aerospace & Industrial Margin	$133 - 137 16.2% - 16.4%	$135 - 139 16.4% - 16.6%	12% - 16% 90 - 110 bps	▪ Strong absorption on higher sales ▪ Benefit of ongoing operational excellence and pricing initiatives
Defense Electronics Margin	$160 - 165 22.2% - 22.4%	$150 - 155 22.2% - 22.4%	(9%) - (6%) (20 - 40) bps	▪ Unfavorable absorption on lower A&D revenues
Naval & Power Margin	$186 - 190 18.0% - 18.2%	$186 - 190 18.0% - 18.2%	6% - 8% (20) - 0 bps	▪ Higher Nuclear AM and Process sales offset by wind down on profitable CAP1000 program ▪ Solid incremental margin expansion excl. CAP1000 impact ▪ Acquisition accretive to operating income, but initially dilutive on operating margin
Corporate and Other	($39 - 40)	($38 - 39)	2% - 5%	
Total Op. Income **CW Margin**	**$439 - 452** **17.1% - 17.3%**	**$433 - 444** **17.1% - 17.3%**	**3% - 6%** **+10 - 30 bps**	**Continued Margin Expansion despite reduced top-line outlook and CAP1000 wind down**

Note: FY 2022 guidance includes partial year sales contribution from engineered arresting systems acquisition.

CURTISS-WRIGHT
Q3 2022 Earnings Presentation 6

 2022 FINANCIAL GUIDANCE (As of November 2, 2022)  ($ in millions, except EPS)  2022E Adjusted (Prior)  2022E Adjusted (Current)  % Change vs 2021  Total Sales  $2,570 - 2,620  $2,525 - 2,575  2% - 4%  Total Operating Income  $439 - 452  $433 - 444  3% - 6%  Growth in operating income exceeds sales  Other Income  $17 - 18  $17 - 18  Interest Expense  ($44 - 45)  ($46 - 47)  Reflects use of revolver and new financing  Diluted EPS  $8.10 - 8.30  $8.05 - 8.20  10% - 12%  Maintain double-digit long-term growth rate  Diluted Shares Outstanding  38.6 - 38.8  38.6  Min. $50M share repurchase in ’22  Free Cash Flow  $345 - 365  $275 - 315  Timing of Defense revenues  Delayed receipt of significant payment expected upon final delivery of CAP1000 reactor coolant pumps to China to align with customer’s project schedule  Free Cash Flow Conversion   >110%   90% - 100%  >100% excluding CAP1000 payment push out  Capital Expenditures  $50 - 60  $40 - 45  Average ~2% of Sales (over time)  Depreciation & Amortization  $110 - 120  $110 - 120  7  Updated (in blue)    Note: FY 2022 guidance includes partial year sales contribution from engineered arresting systems acquisition.

CURTISS-WRIGHT'S LONG-TERM OPPORTUNITY TO SUPPORT GEN IV ADVANCED NUCLEAR REACTORS

X-ENERGY PREFERRED STRATEGIC SUPPLIER AGREEMENT

- **Sept'22: Signed agreement to advance the deployment of the Xe-100 Generation IV Small Modular Reactor (SMR)**
- **Curtiss-Wright selected as a preferred supplier to provide three critical systems for the Nuclear Steam Supply System (NSSS):**
  - Helium Circulator System, Fuel Handling System, and Reactivity Control and Safe Shutdown System
- **CW's estimated content in excess of $100M in revenue per four-unit (320 MW) plant**
- **Through ARDP[(1)], X-energy expected to build one four-unit high-temperature gas reactor plant in WA with commercial operation by 2028**

(1) Advanced Reactor Demonstration Program (ARDP)
(2) NEI Study, July 2022: https://www.nei.org/news/2022/studies-and-models-show-demand-for-adv-nuclear

NUCLEAR HAS STRONG U.S. GOVERNMENT SUPPORT

- **Strong public and bi-partisan government support (e.g., ARDP, Infrastructure Bill, Inflation Reduction Act, CHIPS Act)**
- **NEI Survey[(2)] forecasts 300 SMRs in U.S. by 2050**
  - NEI survey of its 19 utility members; NEI represents only half of the electricity producers in the U.S.
- **Large addressable market serving both electricity and industrial / process heat usage**
- **CW expects to develop similar relationships with numerous Generation IV SMR designers (including TerraPower, GE-Hitachi, Rolls Royce)**
- **CW to play a critical role in helping to de-carbonize the existing energy infrastructure through the creation of clean, reliable, and affordable energy**

CURTISS-WRIGHT
Q3 2022 Earnings Presentation 8

CURTISS-WRIGHT REMAINS WELL POSITIONED FOR LONG-TERM PROFITABLE GROWTH  9  Growing order book and strong backlog provide visibility and confidence in long-term outlook  FY23 U.S. and NATO defense budget outlooks provide optimism for multi-year growth in defense  Commercial markets continue to benefit from long-term secular trends (Nuclear “green” technology, electrification)  Maintain guidance for Operating Margin expansion despite near-term supply chain and inflationary pressures (17.1% - 17.3%, up 10 - 30 bps)  Solid growth in Adjusted Diluted EPS, up 10% - 12%  Strong balance sheet and long-term FCF outlook promote balanced capital allocation strategy  Remain on track to deliver on Investor Day financial targets for 2023   Note: FY 2022 guidance includes partial year sales contribution from engineered arresting systems acquisition.

 Appendix  10

 NON-GAAP FINANCIAL INFORMATION  The Corporation supplements its financial information determined under U.S. generally accepted accounting principles (GAAP) with certain non-GAAP financial information. Curtiss-Wright believes that these Adjusted (non-GAAP) measures provide investors with improved transparency in order to better measure Curtiss-Wright’s ongoing operating and financial performance and better comparisons of our key financial metrics to our peers. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. Curtiss-Wright encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished within the Company’s earnings press release.     The following definitions are provided:  Adjusted Sales, Operating Income, Operating Margin, Net Earnings and Diluted EPS  These Adjusted financials are defined as Reported Sales, Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share under GAAP excluding: (i) the impact of first year purchase accounting costs associated with acquisitions in the prior year, specifically one-time inventory step-up, backlog amortization, deferred revenue adjustments and transaction costs; (ii) the sale or divestiture of a business or product line; (iii) pension settlement charges; and (iv) significant legal settlements, impairment costs, and costs associated with shareholder activism, as applicable.   Organic Sales and Organic Operating Income  The Corporation discloses organic sales and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance. Organic sales and organic operating income are defined as sales and operating income, excluding contributions from acquisitions made during the last twelve months, loss on divestiture of the German valves business, and foreign currency fluctuations.   Free Cash Flow and Free Cash Flow Conversion  The Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as net cash provided by operating activities less capital expenditures. Adjusted free cash flow for 2022 excludes: (i) payments associated with the Westinghouse legal settlement and (ii) executive pension payments. The Corporation discloses adjusted free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as adjusted free cash flow divided by adjusted net earnings.   EBITDA  EBITDA is defined as Net Earnings before Interest, Tax, Depreciation and Amortization.   11

 THIRD QUARTER 2022: END MARKET SALES GROWTH  ($ in millions)  Q3’22 Adjusted  Q3’21 Adjusted  Chg vs. Q3’21  Key Drivers  Aerospace Defense  $114  $117   (2%)  Higher revenues of arresting systems equipment (acquisition); more than offset by lower embedded computing and flight test equipment revenues on various programs  Ground Defense  $55  $56   (2%)  Timing of sales on tactical communications equipment  Naval Defense  $175  $176   (1%)  Higher Columbia-class submarine, CVN-81 aircraft carrier and fleet services revenues offset by lower CVN-80 aircraft carrier and timing on Virginia-class submarine  Commercial Aero  $70  $67   5%  Solid OEM demand for sensors and services on narrowbody and widebody platforms  Total A&D Markets  $414  $416   ~Flat  Power & Process  $111  $105   5%  Strong growth in nuclear aftermarket and process markets, partially offset by lower CAP1000 revenues (wind down)  General Industrial   $106  $93   14%  Continued strong demand for industrial vehicles products and higher sales of surface treatment services  Total Commercial Markets  $216  $198   9%  Total Curtiss-Wright  $630  $614   3%  12

 2022E END MARKET SALES WATERFALL (as of November 2, 2022)  FY’22 Adjusted Guidance:  Overall UP 2 - 4%  A&D Markets UP 1 - 3%  Comm’l Markets UP 6 - 8%  Note: Amounts may not add down due to rounding.  Power & Process market sales concentrated in Naval & Power segment  General Industrial sales concentrated in Aerospace & Industrial segment  13